CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for Digatrade Financial Corp on Form 20-F for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Brad J. Moynes, Chief Executive Officer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities

Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the

Financial condition and results of operations of the Company.

By:

/s/ Brad J. Moynes

Brad J. Moynes

Chief Executive Officer

May 1, 2018

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for Digatrade Financial Corp on Form 20-F for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Brad J. Moynes, Chief Financial Officer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities

Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the

Financial condition and results of operations of the Company.

By:

/s/ Brad J. Moynes

Brad J. Moynes

Chief Financial Officer

May 1, 2018